Exhibit 99.1
Double Eagle Petroleum Co. 2007 Preferred Stock Offering Presented by Stephen H. Hollis CEO

This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Double Eagle Petroleum Co. DISCLAIMER Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "probable" reserves and "possible" reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K File No. 0-6529, available from us at Computershare Investor Services, Inc. 350 Indiana St. Golden, CO 80401. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Double Eagle Petroleum Co. Rocky Mountain Natural Gas Exploration & Production Co. NASDAQ (Global Select Market) "DBLE" Market Capitalization - Common Stock $175,000,000 (06/21/07) Shares Outstanding 9,141,104 (06/21/07) 50.7 BCFE of Proved Reserves (12/31/06) 8,506 MCFE/D Production(Q1 2007 average)

Double Eagle Petroleum Co. Proposed Offering: 1,200,000 Shares of 9.25% Cumulative Preferred Stock, $25 per share Liquidation Preference Not redeemable for 5 years Use of proceeds: Pay Down Existing Debt (approx. $16 million at 6/25/07), Atlantic Rim Development Program (when and if available for development), Development of Pinedale and Other Properties, Potential Acquisitions, General Corporate Purposes

Double Eagle Petroleum Co. 2003 2004 2005 2006 Est. 2007 Leasehold 2287 297 407 100 1000 Exploration 231 324 3693 11304 3500 Development 7564 8366 9494 10046 48500 Pipeline 5378 Capital Spending ($ 000)

Double Eagle Petroleum Co. 2002 2003 2004 2005 2006 Q1 2007 Revenue 2370 6138 13267 20502 19032 4944 EBITDA 303 2741 7605 10497 9234 2022 Revenue and Cash Flow ($000s)

Double Eagle Petroleum Co. Year Ended December 31, 2006 Year Ended December 31, 2005 Three Months Ended March 31, 2007 Three Months Ended March 31, 2006 Earnings to Fixed Charge Coverage Ratio 7.4 86.2 3.0 EBITDA (see reconciliation to net income on next slide) $9,064,000 $10,411,000 $2,017,000 $2,414,000 Historical Coverage Data Atlantic Rim - Our properties will begin production shortly after initial hook-up, unlike the extended periods necessary for some CBM properties.

Double Eagle Petroleum Co. Reconciliation of Net Income to EBITDA Year Ended December 31, 2006 Year Ended December 31, 2005 Three Months Ended March 31, 2007 Three Months Ended March 31, 2006 Net Income Add back: $2,109,000 $3,965,000 $235,000 $838,000 Deferred Income Taxes 1,399,000 2,043,000 170,000 452,000 Interest Expense (Income) 187,000 (23,000) 155,000 15,000 DD&A and Impairments 4,909,000 4,426,000 1,384,000 997,000 Stock Based Compensation 460,000 0 73,000 112,000 EBITDA $9,064,000 $10,411,000 $2,017,000 $2,414,000

Double Eagle Petroleum Co. Finding Costs $ / MCFE 2002 2003 2004 2005 2006 5 Yr Wtd Ave $ MCFE 1.15 1.01 0.57 0.66 1.44 0.95

Double Eagle Petroleum Co. Pricing Leverage Production Leverage $.50/MCFE change in price 1MMcfe/d increase in production @8,506 MCFE/D (Q1 2007) @$6.03 (ave Q1 2007 price) $.098 EPS change $.052 EPS change $1,366,000 cash flow change $726,000 cash flow change With 56% of our production sold forward at 7/1/07: $.043 EPS change Does not change production $601,040 cash flow change leverage Natural Gas Leverage

Double Eagle Petroleum Co. Delivery Contracts Average Price As of July 1, 2007 $5.71/Mcf Additionally, we receive a transportation fee for moving this gas through our pipeline from the third party marketing company.

6.642 7.338 7.583 2.662 6.503 2.497 6.933 7.685 8.179 6.662 Casper Denver Cow Creek Field Spot prices for 06/18/07 flow date Pinedale Anticline Christmas Meadows Double Eagle Petroleum Co.

Double Eagle Petroleum Co. Daily Basis Differential to New York

Double Eagle Petroleum Co. Proved Reserves 2002 2003 2004 2005 2006 PDP 12.6 17.1 18.2 24.2 31.6 PUD 5.3 6.9 18.4 25 19.1

Double Eagle Petroleum Co. 2002 2003 2004 2005 2006 Prod mmcfe 1132 1425 2661 3069 3217 New mmcfe 3331 7353 15311 15700 10395 2006 - 323% Production Replacement 5-Year Weighted Average 453% Reserve Replacement

Double Eagle Petroleum Co. WY/UT Projects Index Map DBLE Acreage Totals (6/01/07) Gross - 527,453 Net - 270,594

Atlantic Rim (EIS Record of Decision issued May 21) Fully Developed (Projected: 5 years) DBLE in 1800 gross CBM wells 259 net wells possible Double Eagle Petroleum Co.

Double Eagle Petroleum Co. Atlantic Rim 2007 Planned 2007 drilling activity with expected hook up timing (assuming final Record of Decision on Atlantic Rim EIS remains in our favor) Catalina Unit (14 wells averaging 371 Mcf/well/day in December 2006): 10 additional new wells in Pod A - hook ups expected late 2007 24 new wells in Pod B - hook ups expected early 2008 Sun Dog Unit (12 wells averaging 357 Mcf/well/day in December 2006): 70 new wells - hook ups expected to begin late 2007, expect to be completed in 2008 Doty Mountain Unit (24 wells averaging 54 Mcf/well/day in December 2006): 22 new wells drilled in 2006 - expected to be hooked up in 2007 REX - Second leg opening in early 2008 should coincide with increased Atlantic Rim production coming on line

Double Eagle Petroleum Co. Atlantic Rim Economics 1800 potential Gross, 259 net, CBM wells $1 million estimated cost per well Estimated reserves of 1.0 to 1.2 Bcf per well Anticipated finding and development costs approximate $1.00/Mcf Anticipated minimal number of days to first sales after hook-up Experience in Cow Creek Field is initial production rates of approx. 200 Mcf/d, going up to 450 Mcf/d in eighteen months

Pinedale Anticline Down spacing to 10 acres 14 New Wells Drilled in late 2006 Expect 15-20 New Wells drilled 2007 Double Eagle Interests: 0-13,000' 13,000-basement Mesa A .312% orri .312% orri (29 wells at 12/31/06) Mesa B 8.0% WI 12.5% WI (33 wells at 12/31/06) Mesa C 6.4% CWI 3.125% orri (11 wells at 12/31/06) Double Eagle Petroleum Co.

Double Eagle Petroleum Co. Madden Deep Unit Wind River Basin of WY 7 Producing wells 1 Well being drilled 652 Mcf/d net to DBLE (Q1 2007 average) 8% of Daily Production DBLE Interest in Sour Gas Processing Plant 0.3493% WI 0.29% NRI

Double Eagle Petroleum Co. South Fillmore Prospect Drilled to total depth: 8,155 foot Mesaverde test, production casing set 100% working interest in first well, sold 50% interest in northern six sections to GMT Exploration Company ("GMT") GMT drilled SJ 11-9 to total depth of 8,646 feet, logs completed, production casing set Mesaverde sands appear to be gas saturated and coals appear to be well developed. Anticipated completion on some zones when a completion rig becomes available. Six sections of leases encompassing 3,840 gross acres Farmout from Anadarko and Warren Resources on four additional sections encompassing 2560 gross acres 80 locations on 80 acre spacing

Double Eagle Petroleum Co. Christmas Meadows Prospect Double Eagle owns 41,237 gross acres Double Eagle holds 31% WI in first well Target depth 15,750 tested Frontier and Dakota Potential targets at: 18,000' - Nugget 23,000' - Madison

Double Eagle Petroleum Co. Huntington Valley, NV Acreage 188,353 gross acres, 182,233 net acres at June 10, 2007 Average cost of less than $5 per acre Expect at least one well to be drilled in July 2007 in which we will participate.

Double Eagle Petroleum Co. Summary Highlights Management has successfully grown the company through good times and bad. 9% of stock owned by management strongly aligning their interests with shareholders. Eastern Washakie Midstream - 13 mile pipeline connecting our Cow Creek Field in the Atlantic Rim to interstate pipeline for access east, 100 MMcf/d capacity. We receive a third party transportation fee per Mcf of gas transported. Atlantic Rim Projects hold low risk development drilling potential for several years, when and if the those properties become available for drilling. Past finding cost well below industry average of $2.50-3.00/mcf. Atlantic Rim project offers opportunity to continue this trend at anticipated finding costs of approximately $1.00/mcf.